UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2011

RIGHTNOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT		59718
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (406) 522-4200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 22, 2011, RightNow Technologies, Inc. (“RightNow”) held a special meeting of its stockholders. At that meeting, the following matters were voted upon, with the final results for each matter disclosed below:

1.	A proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 23, 2011 (the “Merger Agreement”), by and among RightNow, OC Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Oracle Corporation (“Oracle”), and Rhea Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of OC Acquisition LLC, as it may be amended from time to time, and approve the merger (the “Merger”) of Rhea Acquisition Corporation with and into RightNow:

For	Against	Abstain	Broker Non-Votes
29,019,460	61,220	2,324	0

2.	A proposal to approve, on a on-binding advisory basis, the compensation that may become payable to named executive officers of RightNow in connection with the completion of the Merger:

For	Against	Abstain	Broker Non-Votes
28,303,321	255,552	524,131	0

The proposal to approve the adjournment or postponement of the special meeting of stockholders, if necessary, to solicit additional proxies if there are insufficient votes to approve proposal 1, was not voted upon at the special meeting since there were sufficient votes to approve proposal 1.

Completion of the proposed Merger remains subject to regulatory approval and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Item 8.01.	Other Events.

On December 22, 2011, RightNow issued a press release announcing that it received stockholder approval for the previously announced Merger Agreement among RightNow, OC Acquisition LLC and Rhea Acquisition Corporation. A copy of this press release is attached as to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor for Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger; satisfaction of closing conditions, including regulatory approval; the impact of the announcement or the closing of the Merger on RightNow’s relationships with its employees, existing customers or potential future customers; the ability of Oracle to successfully integrate RightNow’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed Merger; and such other risks detailed in RightNow’s Quarterly Report on Form 10-Q filed with the SEC on November 4, 2011, which contains and identifies important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof. RightNow assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated December 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC. (Registrant)

Dated: December 22, 2011	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer, Senior Vice President and Treasurer

Exhibit Index

Exhibit Number	Document

99.1	Press Release issued on December 22, 2011.